UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

EVANS BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 3, 2006
To Our Shareholders:
     On behalf of the Board of Directors, I cordially invite you to attend the 2006 Annual Meeting of Shareholders of Evans Bancorp, Inc. The Annual Meeting this year will be held at Cradle Beach Camp, 8038 Old Lake Shore Road, Angola, New York, on Thursday, April 27, 2006 at 9:00 a.m. The formal Notice of the Annual Meeting is set forth on the following page.
     The enclosed Notice and Proxy Statement contain details concerning the business to come before the 2006 Annual Meeting. The Board of Directors of Evans Bancorp recommends a vote “FOR” the re-election of LaVerne G. Hall, Robert G. Miller, Jr., John R. O’Brien and James Tilley as Directors for a three year term.
To Vote:
     Your vote is important, regardless of whether or not you attend the Annual Meeting. I urge you to sign, date, and return the enclosed Proxy Card in the postage-paid envelope provided as promptly as possible. In this way, you can be sure that your shares will be voted at the meeting. If you are voting “FOR” the election of the nominated directors, you need only date, sign and return the Proxy Card.
     Voting is tabulated by an independent firm; therefore, to ensure that your vote is received in a timely manner, please mail the white Proxy Card in the envelope provided — do not return the Proxy Card to Evans National Bank.
To Attend the Annual Meeting:
     The Annual Meeting will include a continental breakfast. To ensure that our reservation count will be accurate, if you plan to attend the meeting, please complete the appropriate section on the white Proxy Card and return it in the postage-paid envelope provided — do not return the Proxy Card to Evans National Bank.
     PLEASE NOTE THAT, DUE TO LIMITED SEATING, WE WILL NOT BE ABLE TO ACCOMMODATE GUESTS OF OUR SHAREHOLDERS AT THE ANNUAL MEETING, AND MUST LIMIT ATTENDANCE TO SHAREHOLDERS ONLY.
     Thank you for your confidence and support.

Sincerely,
James Tilley
President and
Chief Executive Officer

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EVANS BANCORP, INC.
14-16 North Main Street
Angola, New York 14006
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 27, 2006
     The Eighteenth Annual Meeting of Shareholders of Evans Bancorp, Inc., a New York corporation (the “Company”), will be held on Thursday, April 27, 2006 at 9:00 a.m. at Cradle Beach Camp, 8038 Old Lake Shore Road, Angola, New York, for the following purposes:
(1)	To elect four Directors of the Company, such Directors to hold office for the term of three years and until the election and qualification of their successors.

(2)	To act upon such other business as may properly come before the meeting or any adjournment thereof.
     The Board of Directors has fixed the close of business on March 13, 2006 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.
     A copy of the Company’s Annual Report to Shareholders and Annual Report on Form 10-K for the Company’s 2005 fiscal year are enclosed for your reference.
     Please complete and return the enclosed proxy in the accompanying postage-paid, addressed envelope as soon as you have had an opportunity to review the attached Proxy Statement.

By Order of the Board of Directors
James E. Biddle, Jr. Secretary
Angola, New York
April 3, 2006

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EVANS BANCORP, INC.
14-16 North Main Street
Angola, New York 14006
PROXY STATEMENT
Dated April 3, 2006
For the Annual Meeting of Shareholders
to be Held April 27, 2006
GENERAL INFORMATION
This Proxy Statement is furnished to the shareholders of Evans Bancorp, Inc., a New York corporation (the “Company”), in connection with the solicitation of proxies for use at the Eighteenth Annual Meeting of Shareholders (the “Annual Meeting”) to be held at Cradle Beach Camp, 8038 Old Lake Shore Road, Angola, New York, on Thursday, April 27, 2006 at 9:00 a.m. and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.
Shares of common stock represented by a proxy in the form enclosed, properly executed, will be voted in the manner instructed, or if no instructions are indicated, in favor of the election of the director nominees named therein. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any shareholder of record may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.
This Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about April 3, 2006.
VOTING SECURITIES
Only holders of shares of common stock of record at the close of business on March 13, 2006 are entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. At the close of business on March 13, 2006, the Company had 2,719,636 shares of common stock outstanding. For all matters to be voted on at the Annual Meeting, holders of common stock are entitled to one vote per share. A majority of shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes and abstentions will be counted as being present or represented at the Annual Meeting for purposes of establishing a quorum.
Under the Company’s By-Laws and the laws of the State of New York, directors of the Company are elected by a plurality of the votes cast at the meeting by holders of shares of common stock entitled to vote in the election. That means the four director nominees will be elected if they receive more affirmative votes than any other nominees. Any other matters that may come before the Annual Meeting for consideration will be decided by a majority of the votes cast by the holders of shares of common stock entitled to vote on such matters.
With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Additionally, abstentions and broker non-votes will not affect the outcome of the election, as they are not considered votes “cast.”

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth information with respect to beneficial ownership of the Company’s common stock as of March 13, 2006 for (i) each director and nominee, (ii) the Named Executive Officers identified in the Summary Compensation Table below and (iii) all executive officers and directors as a group. To the Company’s knowledge, no person, other than William F. Barrett, owns more than 5% of the total number of shares of common stock outstanding.
Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table, the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person as of March 13, 2006 includes shares of common stock that such person has the right to acquire on or within 60 days after March 13, 2006 upon the exercise of options. For each individual included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person by the sum of the 2,719,636 shares of common stock outstanding on March 13, 2006 plus the number of shares of common stock that such person or group has the right to acquire on or within 60 days after March 13, 2006.

Name (and Address of Beneficial	Number of Shares	Total Percent
Owner Owning More Than 5%)	Beneficially Owned	of Class
William F. Barrett (1) 8685 Old Mill Run Angola, NY 14006	238,760	8.8%
James E. Biddle, Jr. (2)	4,232	*
Phillip Brothman (3)	38,027	1.4%
LaVerne G. Hall (4)	81,320	3.0%
Kenneth C. Kirst (5)	2,500	*
Mary Catherine Militello (6)	2,598	*
Robert G. Miller, Jr. (7)	70,938	2.6%
John R. O’Brien (8)	3,860	*
David M. Taylor (9)	9,772	*
James Tilley (10)	4,097	*
Nancy W. Ware (11)	3,930	*
Thomas H. Waring, Jr. (12)	5,791	*
William R. Glass (13)	3,729	*
Mark DeBacker	2,710	*

Directors and executive officers as a group (15 persons) (1)(2)(3)(4)(5)(6)(7)(8)(9)(10) (11)(12)(13)	472,293	17.1%

* Represents less than 1.00% of the Company’s common stock outstanding at March 13, 2006.
(1)	Includes 66,531 shares owned by Mr. Barrett’s wife, and 3,260 shares that Mr. Barrett may acquire by exercise of options available at March 13, 2006 or within 60 days thereafter.

(2)	Includes 3,260 shares that Mr. Biddle may acquire by exercise of options available at March 13, 2006 or within 60 days thereafter.
(3)	Includes 2,526 shares owned by Mr. Brothman’s wife, 1,498 shares owned by Merrill Lynch as custodian for Phillip Brothman IRA account, and 8,150 shares that Mr. Brothman may acquire by exercise of options available at March 13, 2006 or within 60 days thereafter.
(4)	Includes 30,734 shares owned by Mr. Hall’s wife, and 3,260 shares that Mr. Hall may acquire by exercise of options available at March 13, 2006 or within 60 days thereafter.
(5)	Includes 391 shares owned by Mr. Kirst’s wife, and 1,000 shares that Mr. Kirst may acquire by exercise of options available at March 13, 2006 or within 60 days thereafter.
(6)	Includes 2,103 shares that Mrs. Militello may acquire by exercise of options available at March 13, 2006 or within 60 days thereafter.
(7)	Includes 169 shares owned by Mr. Miller’s son, as to which he disclaims beneficial ownership, and 349 shares owned by Mr. Miller’s daughter, as to which he disclaims beneficial ownership.
(8)	Includes 2,420 shares that Mr. O’Brien may acquire by exercise of options available at March 13, 2006 or within 60 days thereafter.
(9)	Includes 453 shares owned jointly by Mr. Taylor and his wife, and 3,260 shares that Mr. Taylor may acquire by exercise of options available at March 13, 2006 or within 60 days thereafter.
(10)	Includes 113 shares held by Mr. Tilley’s wife, 14 shares held by Mr. Tilley, as trustee, in trust for his grandson, and 1,378 shares that Mr. Tilley may acquire by exercise of options available at March 13, 2006 or within 60 days thereafter.
(11)	Includes 3,260 shares that Mrs. Ware may acquire by exercise of options available at March 13, 2006 or within 60 days thereafter.
(12)	Includes 4,890 shares that Mr. Waring may acquire by exercise of options available at March 13, 2006 or within 60 days thereafter.
(13)	Includes 2,615 shares held jointly by Mr. Glass and his wife.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company’s common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that during fiscal 2005 all Section

16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with by such persons.
PROPOSAL
ELECTION OF DIRECTORS
It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted “FOR” the director nominees: LaVerne G. Hall, Robert G. Miller, Jr., John R. O’Brien and James Tilley, each for a term of three years.
Messrs. Hall, Miller, O’Brien and Tilley are currently members of the Board.
Messrs. Hall, Miller, O’Brien and Tilley, if elected as directors, will hold office for three years until the Annual Meeting of Shareholders in 2009 and until their successors are duly elected and qualified. The Board of Directors has no reason to believe that any nominee would be unable or unwilling to serve, if elected. In the event that any nominee for director becomes unavailable and a vacancy exists, it is intended that the Nominating Committee of the Board of Directors will recommend a substitute nominee for approval by the remaining Independent Directors.
The Company’s Board of Directors recommends that you vote FOR each of the nominees of the Board of Directors.
INFORMATION REGARDING DIRECTORS, DIRECTOR NOMINEES
AND EXECUTIVE OFFICERS
The following tables set forth the names, ages, and positions of the director nominees, the directors continuing in office, and the executive officers of the Company.
Nominees for Directors (for terms expiring in 2009):

Name	Age	Position	Term Expires	Independent *
LaVerne G. Hall	68	Director	2006	Yes

Robert G. Miller, Jr.	49	Director	2006	No
		President, ENB Insurance
		Agency, Inc.
		President, ENB Associates Inc.

John R. O’Brien	56	Director	2006	Yes

James Tilley †	64	Director	2006	No
		President and Chief Executive
		Officer of the Company
		President and Chief Executive
		Officer of Evans National Bank

† Executive Officer
* Independence has been determined by the Company’s Board of Directors as defined in Nasdaq Rule 4200.

Directors Continuing in Office and Executive Officers:

			Term
Name	Age	Position	Expires	Independent*
William F. Barrett	64	Director	2008	Yes

James E. Biddle, Jr.	44	Director and Secretary of the Company	2008	Yes

Phillip Brothman	68	Chairman of the Board, Director	2007	Yes

Kenneth C. Kirst	53	Director	2008	No

Mary Catherine Militello	48	Director	2007	Yes

David M. Taylor	55	Director	2007	Yes

Nancy W. Ware	49	Director	2008	Yes

Thomas H. Waring, Jr.	48	Vice Chairman of the Board, Director	2007	Yes

William R. Glass †	59	Assistant Secretary of the Company Senior Vice President of Evans National Bank Chief Executive Officer, Evans National Leasing, Inc.	—	—

Mark DeBacker †	35	Treasurer of the Company Senior Vice President and Chief Financial Officer of Evans National Bank	—	—

Mark Kasperczyk †	47	Vice President of Evans National Bank	—	—

† Executive Officer
* Independence has been determined by the Company’s Board of Directors as defined in Nasdaq Rule 4200.
Each director is elected to hold office for a three year term and until his successor is elected and qualified.
Directors, Director Nominees and Executive Officer Information:
Set forth below is biographical and other information, as of March 13, 2006, about (1) the persons who will make up the Board of Directors following the Annual Meeting, assuming election of the nominees named above, and (2) the executive officers of the Company.
     Mr. Barrett has been a director of the Company since 1971. Prior to his retirement in 1997, Mr. Barrett served as President of Carl E. Barrett, Ltd., an insurance agency. He has been a property developer and real estate manager since 1986.

     Mr. Biddle has been a director of the Company since 2001. He serves as the Chairman and Treasurer of Mader Construction Co., Inc., and has held that position since 2001. In addition, Mr. Biddle serves as the Vice President and Treasurer of Arric Corp., an environmental remediation company.
     Mr. Brothman has been a director of the Company since 1976. He was a partner in the law firm of Hurst Brothman & Yusick from January 1969 until February 2004 when Hurst Brothman & Yusick merged with Harris Beach PLLC. Mr. Brothman is currently a partner in the law firm of Harris Beach PLLC. He was elected Chairman of the Board by the Board of Directors in January 2001.
     Mr. Hall has been a director of the Company since 1981. Prior to his retirement in 1997, Mr. Hall served as the Chairman of L.G. Hall Building Contractors, Inc., a construction company.
     Mr. Kirst has been a director of the Company since 2005. He is the Executive Vice President of Kirst Construction, Inc., a construction company, and has held that position since 2004. From 1976 until 2004, he was the Vice President of Kirst Construction, Inc.
     Mrs. Militello has been a director of the Company since 2004. She has owned and managed Militello Marketing, a marketing consulting company, since 1999.
     Mr. Miller has been a director of the Company since 2001. He has served as the President of ENB Insurance Agency, Inc. (formerly M&W Agency, Inc.) since 2000 and ENB Associates Inc. since 2003, each an indirect wholly-owned subsidiary of the Company. From January 1994 to September 2000, he was the President of M&W Group, Inc., an insurance agency. Mr. Miller’s service as President of ENB Insurance Agency during fiscal 2005 was pursuant to his employment agreement with ENB Insurance Agency.
     Mr. O’Brien has been a director of the Company since 2003. Prior to his retirement in June 2004, Mr. O’Brien served as the Executive Director of Financial Administration for the Roman Catholic Diocese of Buffalo, New York.
     Mr. Taylor has been a director of the Company since 1986. He has served as the President of Concord Nurseries, Inc., a shrub, fruit and tree wholesale nursery, since 1985.
     Mr. Tilley has been a director of the Company since 2001. Mr. Tilley also serves as the President and Chief Executive Officer of the Company and as President and Chief Executive Officer of Evans National Bank (the “Bank”), positions that he has held since 2001. From January 1988 until January 2001, Mr. Tilley served as the Senior Vice President of the Bank. Mr. Tilley’s service as President and Chief Executive Officer of the Bank is pursuant to his employment agreement with the Bank. On December 31st of each year, the term of Mr. Tilley’s employment agreement with the Bank is automatically extended for an additional year so that the term of his employment is a rolling five years.
     Mrs. Ware has been a director of the Company since 2003. She has served as the President of EduKids, Inc., Early Childhood Centers since 1989.
     Mr. Waring has been a director of the Company since 1998. He has owned and managed Waring Financial Group, a financial planning, insurance and financial services and sales firm, since 1996.
     Mr. Glass is the Assistant Secretary of the Company and also serves as Senior Vice President of the Bank and Chief Executive Officer of Evans National Leasing, Inc. He has held the position of Senior Vice President since 1994 and the position of Chief Executive Officer of Evans National Leasing, Inc. since its inception in December 2004. Mr. Glass acted as Treasurer of the Company from 1994 to April 2003. Mr. Glass has served as Assistant Secretary of the Company since April 2003. Mr. Glass’s service as Senior Vice

President of the Bank is pursuant to his employment agreement with the Bank. On December 31st of each year, the term of Mr. Glass’s employment agreement with the Bank is automatically extended for an additional year so that the term of his employment is a rolling five years.
     Mr. DeBacker is the Treasurer of the Company and Senior Vice President and Chief Financial Officer of the Bank. Mr. DeBacker has been Treasurer of the Company since April 2003. He has held the position of Senior Vice President and Chief Financial Officer of the Bank since January 2002. From May 2001 through January 2002, he held the position of Vice President and Chief Financial Officer of the Bank. Mr. DeBacker’s service as Senior Vice President and Chief Financial Officer of the Bank is pursuant to his employment agreement with the Bank. On December 31st of each year, the term of Mr. DeBacker’s employment agreement with the Bank is automatically extended for an additional year so that the term of his employment is a rolling five years.
     Mr. Kasperczyk has held the position of Vice President of Branch Administration for the Bank since April 2004. From November 2003 through April 2004, he held the position of Director of Sales and Marketing at Lazer, Inc., an electronic pre-press technologies and packaging company. Mr. Kasperczyk held the position of Division Sales Manager of the Case/Hoyt Division of St. Ives Corporation, a manufacturing company from April 2003 through September 2003. From January 2002 through April 2003, Mr. Kasperczyk held the position of Director of Sales and Marketing for Miken Companies, Inc., a manufacturing company. Prior to that, from April 1996 through January 2002, he held the position of National Account Manager (1996-1999) and National Sales Manager (1999-2002) of the Colad Group, a media packaging designer and manufacturer. Mr. Kaspercyzk’s term as Vice President of the Bank runs until the first meeting of the Board of Directors after the Annual Meeting, and until his successor is elected and qualified.
Policy for Director Attendance at Annual Meeting
It is the policy of the Company that all directors be present at the Annual Meeting, barring unforeseen or extenuating circumstances. All directors were present at the Company’s 2005 Annual Meeting.
Shareholder Communications with the Board of Directors
Shareholders and other parties interested in communicating directly with the Company’s Board of Directors may do so by writing to the Evans Bancorp, Inc., Board of Directors, 14-16 North Main Street, Angola, NY 14006. All correspondence received under this process is compiled and summarized by the Executive Assistant to the President and Chief Executive Officer of the Company and presented to the Board of Directors. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee. These procedures are available in the Governance Documents — Audit Concerns and Communication Policy section of the Company’s website (www.evansbancorp.com).
Code of Ethics for Chief Executive Officer and Principal Financial Officer
The Company has a Chief Executive Officer/Treasurer Code of Ethics, which is applicable to the Company’s principal executive officer and principal financial and accounting officer. The Chief Executive Officer/Treasurer Code of Ethics is available in the Governance Documents section of the Company’s website (www.evansbancorp.com). The Company intends to post amendments to or waivers from its Code of Ethics at this location on its website.

BOARD OF DIRECTOR COMMITTEES
The Company’s Board of Directors has six standing committees: the Planning Committee, the Audit Committee, the Insurance Committee, the Human Resource Committee, the Nominating Committee and the Stock Option and Long-Term Incentive Plan Committee. The members of each committee have been nominated by the Chairman of the Board of Directors and approved by the full Board. The names of the members of each committee, together with a brief description of each committee’s function, is set forth below.
     Planning Committee:

LaVerne G. Hall, Chairman	William F. Barrett	Phillip Brothman
Mary Catherine Militello	Robert G. Miller, Jr.	James Tilley
Nancy W. Ware	Thomas H. Waring, Jr.
The Planning Committee met once in fiscal 2005. The Planning Committee is responsible for reviewing the Company’s strategic business plan and actions taken to achieve objectives set forth in the plan.
     Audit Committee:

John R. O’Brien, Chairman	James E. Biddle, Jr.	Mary Catherine Militello
David M. Taylor
The Audit Committee met seven times during fiscal 2005. The Audit Committee is responsible for reviewing the financial information of the Company that will be provided to shareholders and others, overseeing the systems of internal controls which management and the Board of Directors have established, selecting and monitoring the performance of the Company’s independent auditors, and overseeing the Company’s audit and financial reporting processes. The Board of Directors has determined that John R. O’Brien and James E. Biddle, Jr. each qualify as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The Board of Directors has determined that each of Mr. O’Brien, Mr. Biddle and the other members of the Audit Committee is an “independent director” as defined in the Nasdaq listing standards. The Board of Directors has adopted an Audit Committee Charter which was included as Appendix B in the Company’s Proxy Statement for fiscal year 2003, filed with the Securities and Exchange Commission on March 18, 2004.
     Insurance Committee:

William F. Barrett, Chairman	Phillip Brothman
Robert G. Miller, Jr.	James Tilley
The Insurance Committee met once during fiscal 2005. This committee reviews the levels of coverage of insurance policies of the Company and monitors costs associated therewith.
     Human Resource Committee:

Thomas H. Waring, Jr., Chairman	William F. Barrett	Phillip Brothman
LaVerne G. Hall	Nancy W. Ware
The Human Resource Committee met twice during fiscal 2005. The Human Resource Committee performs the functions typically performed by a compensation committee. Its primary responsibilities include reviewing management’s recommendations and making determinations regarding job classifications, salary ranges, annual merit increases and fringe benefits; and establishing the compensation levels of the Named Executive Officers of the Company.

     Stock Option and Long-Term Incentive Plan Committee:
     William F. Barrett, Chairman                     LaVerne G. Hall
The Stock Option and Long-Term Incentive Plan Committee met twice during fiscal 2005. Its purpose is to determine the terms and provisions of awards to eligible persons under the Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan (as amended and restated as of January 27, 2003) ( the “Plan”). This committee also may interpret the Plan, prescribe, amend and rescind rules and regulations relating to the Plan and make such other determinations as the committee deems necessary and advisable for the administration of the Plan.
     Nominating Committee:
     Phillip Brothman, Chairman                     James E. Biddle, Jr.                     Nancy W. Ware
The Nominating Committee met once during fiscal 2005. This committee identifies and recommends qualified individuals for election to the Board of Directors either for election by the shareholders at the Annual Meeting to a new three-year term, or to fill a vacancy left by a departing director for the remainder of such director’s unexpired three-year term. The Nominating Committee also oversees matters related to governance of the Company. The Board of Directors has determined that each of the members of the Nominating Committee is an “independent director,” as defined in the Nasdaq listing standards.
The Board of Directors has adopted a Nominating Committee Charter, which was included as Appendix A in our Proxy Statement for fiscal year 2003, filed with the Securities and Exchange Commission on March 18, 2004. The Nominating Committee will consider whether to nominate any person recommended by a shareholder for election to the Company’s Board of Directors in accordance with the provisions of the Company’s By-Laws. Under the Company’s By-Laws, shareholder nominations for directors to be elected at an Annual Meeting of shareholders must be submitted to the Secretary of the Company in writing not less than 14 days nor more than 50 days immediately preceding the date of the Annual Meeting. If less than 21 days notice of the Annual Meeting is given to shareholders, nominations shall be mailed or delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known by the notifying shareholder: (a) name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of common stock of the Company owned by the notifying shareholder. Additionally, the Company’s By-Laws require that, in order to serve as a director of the Company, an individual must own at least $10,000 aggregate market value of the Company’s common stock and must be less than 70 years of age. Nominations not made in accordance with the By-Laws of the Company may be disregarded by the presiding officer of the meeting, in his/her discretion, and upon his/her instruction, the inspectors of election may disregard all votes cast for each such nominee. However, in the event that any such nominee is nominated by more than one shareholder, the nomination shall be honored, and all votes cast in favor of such nominee shall be counted if at least one nomination for that person complies with the provisions of the By-Laws of the Company.
In its evaluation of prospective director candidates, the Nominating Committee considers an individual’s independence (as defined in Nasdaq listing standards), skills and experience relative to the needs of the Company. The process whereby the Nominating Committee identifies candidates may include identification of individuals well-known in the community in which the Company operates and individuals recommended to the Nominating Committee by current directors or officers who know those individuals through business or other professional relationships, as well as recommendations of individuals to the Nominating Committee from shareholders and customers. Nominees meet personally with the members of the Nominating Committee and are interviewed to determine their satisfaction of the criteria referred to above. There is no difference in the nominee evaluation process if the candidate is nominated by a shareholder or otherwise.
Attendance at Board of Directors and Committee Meetings
The Company’s Board of Directors met twelve times during fiscal 2005. The Bank’s Board of Directors met twelve times during fiscal 2005. Each incumbent director attended at least 75% of: (1) the aggregate of all meetings of the Company’s Board of Directors (held during the period for which he or she has served as a director) and (2) all meetings held by the committees of the Company’s Board of Directors on which he or she served (during the periods that he or she served).
COMPENSATION OF DIRECTORS
Fees Paid to Non-Employee Directors
Each director of the Company also serves as a member of the Board of Directors of the Bank. The directors do not receive compensation for meetings of the Bank’s Board of Directors, but do receive committee fees. During fiscal 2005, non-employee directors were compensated at the rate of $1,000 per meeting of the Company’s Board of Directors, except that Mr. Biddle, who also serves as Secretary of the Company and of the Bank, received $1,250 per meeting of the Company’s Board of Directors. Non-employee directors were compensated at a rate of $350 per committee meeting of the Company’s Board of Directors and of the Bank’s Board of Directors, except that the chairperson of each committee received $550 per meeting.
Aggregate Fees Paid to Non-Employee Directors
Directors’ fees paid during 2005 totaled $199,750, including Company and Bank committee fees of $50,750 and a cash bonus of $26,000. In addition to director meeting fees, Mr. Brothman received $38,500 in 2005 for serving as the Chairman of the Board of Directors of the Company and of the Bank. Mr. Brothman does not receive committee meeting fees.
In addition to directors’ fees, non-employee directors received an economic benefit from endorsement split- dollar life insurance policies in the aggregate amount of $9,592 during 2005. Mr. Brothman and the other non-employee Directors also received director options pursuant to the Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan, as amended. Each non-employee director was granted options to purchase 1,000 shares of the Company’s common stock, except that Mr. Brothman, in his role as Chairman of the Board of Directors of the Company and of the Bank, and Mr. Waring, in his role as Vice Chairman of the Board of Directors of the Company and of the Bank, were granted options to purchase 2,500 shares and 1,500 shares, respectively, of the Company’s common stock.
Fiscal 2006 directors’ fees have not changed from fiscal 2005. The Company’s Board of Directors, through unanimous consent, agreed not to grant stock options to its non-employee directors during fiscal 2006.
EXECUTIVE COMPENSATION
The following table sets forth the compensation earned by the Company’s Chief Executive Officer and the three other most highly compensated executive officers who were serving as executive officers of the Company at the end of fiscal 2005 (the “Named Executive Officers”) for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. The Company has not granted restricted stock or stock appreciation rights to any of the persons listed below during the past three fiscal years.

SUMMARY COMPENSATION TABLE

		ANNUAL COMPENSATION (1)			LONG-TERM
				OTHER ANNUAL	COMPENSATION	ALL OTHER
NAME AND PRINCIPAL POSITION	YEAR	SALARY	BONUS	COMPENSATION	AWARDS (2)	COMPENSATION (3)
					SECURITIES
					UNDERLYING
					OPTIONS (#)
James Tilley
President & Chief Executive Officer,	2005	$217,410	$27,000	$404	2,500	$8,812
Evans Bancorp, Inc.	2004	$212,362	$27,500	$0	2,756	$9,979
President & Chief Executive Officer,	2003	$197,461	$25,000	$0	2,894	$6,222
Evans National Bank

William R. Glass
Assistant Secretary, Evans Bancorp, Inc.	2005	$153,850	$21,500	$278	2,000	$4,377
Senior Vice President, Evans National Bank	2004	$151,446	$22,000	$0	2,205	$4,663
Chief Executive Officer, Evans National	2003	$147,243	$20,000	$0	2,315	$4,083
Leasing, Inc.

Mark DeBacker
Treasurer, Evans Bancorp, Inc.	2005	$124,805	$17,500	$0	2,000	$2,687
Senior Vice President & Chief Financial	2004	$121,965	$18,000	$0	2,205	$2,651
Officer, Evans National Bank	2003	$107,234	$15,000	$0	2,315	$2,260

Robert G. Miller, Jr.	2005	$193,235	$100,000	$35	2,000	$3,479
President, ENB Insurance Agency, Inc.	2004	$197,511	$100,000	$0	2,205	$5,255
President, ENB Associates, Inc.	2003	$181,115	$35,283	$0	2,315	$4,275

(1)	In accordance with SEC rules, the compensation described in this table does not include group life, health and medical insurance or reimbursement received by the Named Executive Officers that are available generally to all salaried employees of the Company or its subsidiaries, or certain perquisites and other personal benefits, including certain car allowances which are business-use justified and country club memberships received by the Named Executive Officers that do not exceed (in the aggregate) the lesser of $50,000 or 10% of any such Named Executive Officer’s total annual salary and bonus disclosed in this table. Compensation includes certain personal-use car allowances above justified business use.

“Other annual compensation” includes amounts credited under the Company’s Deferred Compensation plan at interest rates greater than 120% of the applicable federal long-term rate, to the extent of such excess.

(2)	None of the options held by the Named Executive Officers, except options covering 1,378 shares of the Company’s common stock — the fiscal 2004 options — held by Mr. Tilley, are currently exercisable. Note that the number of shares of the Company’s common stock subject to options and the exercise price of stock options awarded in fiscal 2004 and 2003 have been retroactively adjusted to reflect the cumulative effect of five percent stock dividends paid on outstanding shares of Company common stock in December of 2003, 2004 and 2005, in accordance with provisions of the Company’s 1999 Stock Option and Long Term Incentive Plan (as amended and restated as of January 27, 2003). Accordingly, Mr. Tilley’s fiscal 2004 and 2003 awarded stock options were adjusted from 2,500 shares to 2,756 shares, and 2,750 to 2,894 shares, respectively, and each of Messrs. Glass, DeBacker and Miller’s fiscal 2004 and 2003 awarded stock options were adjusted from 2,000 shares to 2,205 shares and 2,200 shares to 2,315 shares, respectively, as reflected in the table above.

(3)	The amounts shown for Mr. Tilley include (i) contributions by the Bank to the Employee Savings Plan on behalf of Mr. Tilley of $3,729; $4,347, and $3,846 in fiscal 2005, 2004, and 2003, respectively, and (ii) $5,083; $5,632 and $2,376, respectively in fiscal 2005, 2004, and 2003 in economic benefit of endorsement split-dollar life insurance policies and imputed interest on group term life insurance premiums paid by the Bank.

The amounts shown for Mr. Glass include (i) contributions by the Bank to the Employee Savings Plan on behalf of Mr. Glass of $3,307; $3,248 and $2,900 in fiscal 2005, 2004 and 2003, respectively, and (ii) $1,070; $1,415 and $1,183 respectively, in fiscal 2005, 2004 and 2003 in economic benefit of endorsement split-dollar life insurance policies and imputed interest on group term life insurance premiums paid by the Bank.

The amounts shown for Mr. DeBacker include (i) contributions by the Bank to the Employee Savings Plan on behalf of Mr. DeBacker of $2,634; $2,464 and $2,103 in fiscal 2005, 2004, and 2003, respectively, and (ii) $53; $186 and $157, respectively in fiscal 2005, 2004, and 2003 in economic benefit of endorsement split-dollar life insurance policies and imputed interest on group term life insurance premiums paid by the Bank.

The amounts shown for Mr. Miller include (i) contributions by the Bank to the Employee Savings Plan on behalf of Mr. Miller of $3,261; $4,633 and $3,656 in fiscal 2005, 2004, and 2003, respectively, and (ii) $218; $622 and $619, respectively, in fiscal 2005, 2004 and 2003 in economic benefit of endorsement split-dollar life insurance policies and imputed interest on group term life insurance premiums paid by the Bank.
Stock Option Grants in Fiscal 2005
The following table provides information with respect to stock option grants during fiscal 2005 to the Named Executive Officers. The options have an exercise price equal to the market price of a share of common stock on the grant date.
Option Grants in Last Fiscal Year

					Grant Date
		Individual Grants			Value
	Number of Securities	% of Total Options
	Underlying Options	Granted to Employees	Exercise Price		Grant Date
Name	Granted (#)	in Fiscal Year	($/share)	Expiration Date	Present Value ($)
James Tilley	2,500	14.7%	$22.00	September 21, 2015	$4,900	(1)

William R. Glass	2,000	11.8%	$22.00	September 21, 2015	$7,980	(2)

Mark DeBacker	2,000	11.8%	$22.00	September 21, 2015	$7,980	(2)

Robert G. Miller, Jr.	2,000	11.8%	$22.00	September 21, 2015	$7,980	(2)

(1)	Grant date present value is determined by use of the Black-Scholes option pricing model with the following assumptions for Mr. Tilley: expected volatility of 18.02%, risk-free discount rate of 3.92%, dividend yield of 3.09%, and 1.5 year expected life. The valuation method and assumptions are the same as those the Company used in accounting for option expense in its financial statements. It should be noted that this model is only one method of valuing options, and the Company’s use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.

(2)	Grant date present value is determined by use of the Black-Scholes option pricing model with the following assumptions for Messrs. Glass, DeBacker and Miller: expected volatility of 18.75%, risk- free discount rate of 4.14%, dividend yield of 3.09%, and 7 year expected life. The valuation method and assumptions are the same as those the Company used in accounting for option expense in its financial statements. It should be noted that this model is only one method of valuing options, and the Company’s use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.
Option Exercises and Fiscal Year End Option Values
The following table sets forth information with respect to the Named Executive Officers concerning the exercise of stock options during fiscal 2005 and the value of unexercised options held as of the end of fiscal 2005.
Aggregated Option Exercises in Last
Fiscal Year and Fiscal Year-End Option Values

(a)	(b)	(c)	(d)	(e)
			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-The-Money
			Options at	Options at
			Fiscal Year-End (#)	Fiscal Year-End ($)

	Shares Acquired on	Value Realized	Exercisable/	Exercisable/
Name	Exercise (#) (1)	($) (1)	Unexercisable (2)	Unexercisable (2) (3)
James Tilley	—	—	1,378 / 6,772	$0 / $4,110

William R. Glass	—	—	0 / 6,520	$0 / $3,288

Mark DeBacker	—	—	0 / 6,520	$0 / $3,288

Robert G. Miller, Jr.	—	—	0 / 6,520	$0 / $3,288

(1)	No options were exercised during fiscal 2005 by the Named Executive Officers.

(2)	These amounts represent the total number of shares of the Company’s common stock held by the Named Executive Officers at December 31, 2005. These options were granted on various dates during the years 2003 through 2005. Unexercisable options are those that are not yet vested. None of the options held by the Named Executive Officers, except options covering 1,378 shares of the Company’s common stock — the fiscal 2004 options — held by Mr. Tilley, are currently exercisable. Mr. Tilley’s options vest over terms ranging from 1 to 3 years from the grant date, and the options held by Messrs. Glass, DeBacker and Miller vest over terms ranging from 5 to 9 years from their respective grant dates.

(3)	The amounts represent the difference between the exercise price of the stock options and the price of the Company’s common stock ($20.67) on December 30, 2005 (the last day of trading for the fiscal year ended December 31, 2005) for all in-the-money options held by the Named Executive Officers. The in-the-money option exercise prices are $19.25. These stock options were granted at the market price of the stock on the grant date.
Defined Benefit Pension Plan
The Bank maintains a defined benefit pension plan (the “Pension Plan”) for all eligible employees, including employees of its subsidiaries. An employee becomes vested in a pension benefit after five years of service. Upon retirement at age 65, vested participants are entitled to receive a monthly benefit. The following table indicates the annual retirement benefit that would be payable from the Pension Plan under the amended benefit formula upon retirement at age 65 in fiscal year 2005, expressed in the form of a single life annuity for the average annual earnings and years of credited service. The benefits listed below are not subject to deduction for Social Security or other offset amounts.
Years of Service at Normal Retirement

Final Average
Compensation	10	20	30	40
$30,000	$3,000	$6,000	$9,000	$9,000

$50,000	$5,000	$10,000	$15,000	$15,000

$100,000	$10,000	$20,000	$30,000	$30,000

$150,000	$15,000	$30,000	$45,000	$45,000

$220,000	$22,000	$44,000	$66,000	$66,000
Pension Benefit Formula: 1% of compensation times years of service (max 30).
Prior to an amendment to the Pension Plan, effective May 1, 1994, the monthly benefit under the Pension Plan was 3% of average monthly compensation multiplied by years of service up to a maximum of 15 years of service. In 1994, the Pension Plan was amended to change the benefit to 1% of average monthly compensation (as defined under the Pension Plan, generally the highest five consecutive compensation years out of the latest ten compensation years at retirement) multiplied by years of service up to a maximum of 30 years of service. However, the benefits already accrued by employees prior to this amendment were not reduced by the amendment. Messrs. Tilley, Glass, DeBacker and Miller are participants in the Pension Plan. As of December 31, 2005, Mr. Tilley had 17 years of credited service and his average annual compensation under the Pension Plan was $210,585; Mr. Glass had 12 years of credited service and his average annual compensation under the Pension Plan was $164,027; Mr. DeBacker had 4 years of credited service and his average annual compensation under the Pension Plan was $119,959; and Mr. Miller had 5 years of credited service and his average annual compensation under the Pension Plan was $226,790.
Employment Agreements
Messrs. Tilley, Glass and DeBacker have each entered into an Employment Agreement with the Bank. Each Employment Agreement runs through December 31, 2010 and provides that salary will be set annually by the Board of Directors of the Bank. If the Bank terminates the executive’s Employment Agreement without

“cause” (as defined in his Employment Agreement), the Bank will be obligated to continue to pay the executive’s base salary then in effect for the longer of three months or the remainder of the term of his Employment Agreement.
Mr. Miller and ENB Insurance Agency (formerly known as M&W Agency) were parties to an Employment Agreement which expired on December 31, 2005. Under the Employment Agreement, Mr. Miller was entitled to receive an annual salary of $150,000, subject to increases as may be approved from time to time by the Board of Directors of ENB Insurance Agency, with the consent of the Board of Directors of the Bank, plus a bonus based upon the earnings before interest and taxes of ENB Insurance Agency in excess of specific target amounts, up to $100,000 annually.
Supplemental Executive Retirement Plans
The Bank maintains a Supplemental Executive Retirement Plan (SERP) in which each of Messrs. Tilley, Glass, DeBacker and Miller is a participant. Under the SERPs, each of Messrs. Tilley, Glass, DeBacker and Miller is entitled to an annual benefit payment equal to 70% of his final average earnings, currently defined as the highest average of five consecutive years out of the last ten worked, reduced by 50% of his annual Social Security benefit, the amount of his annual benefit under the Pension Plan, and the value of his annual benefit attributable to employer matching contributions to the Company’s 401(k) Plan, at or after attaining age 65. There are provisions for reduced early retirement benefits after attaining age 60 but prior to age 65. Upon a participant’s entitlement to a benefit under the SERP, his benefit shall be paid in the form of either (i) a single life annuity with 15 payments guaranteed, or (ii) a lump sum payment which is actuarially equivalent to the annuity form of payment described in clause (i). The SERP also allows for payment of such benefit to a designated beneficiary under certain circumstances, such as upon the death of the employee. The Bank has purchased life insurance policies on Messrs. Tilley, Glass, DeBacker and Miller to assist in funding its obligations under their SERPs.
Employee Savings Plan
The Bank also maintains a 401(k) salary deferral plan to assist employees, including employees of its subsidiaries, in saving for retirement. All employees are eligible to participate on the first of the month following date of hire. Eligible employees can contribute up to the maximum amount allowable under the Internal Revenue Code ($14,000 in 2005). After one year of service, the Bank makes matching contributions equal to an automatic 1% of an employee’s base compensation plus 25% of the employee’s contribution up to 4% of their annual base compensation. Participants are always 100% vested both in their own contributions and the Bank’s matching contribution.
Individual account earnings will depend on the performance of the particular funds in which the participant invests. Specific guidelines govern adjustments to contribution levels, investment decisions and withdrawals from the plan. The benefit is paid as an annuity unless the employee elects one of the optional forms of payment available under the plan. See “Summary Compensation Table” for a summary of the amounts contributed by the Bank to the Employee Savings Plan for the benefit of Messrs. Tilley, Glass, DeBacker and Miller.
Deferred Compensation Plan
The Company maintains a non-qualified deferred compensation plan whereby certain officers and directors may elect to defer 1% to 100% of their compensation until retirement or termination of service. The Company credits such deferrals at a rate determined at the beginning of each plan year, which is based on the prime rate then in effect. During fiscal 2005, amounts credited under the Deferred Compensation Plan at interest rates greater than 120% of the applicable federal long-term rate in effect have been reported for the Named

Executive Officers in the “Summary Compensation Table” as Other Annual Compensation for the amounts credited at the rate paid less 120% of the applicable federal long-term rate. During fiscal years 2004 and 2003, no amounts credited under the Deferred Compensation Plan have been reported for the Named Executive Officers in the “Summary Compensation Table” since the interest credited did not exceed 120% of the applicable federal long-term rate.
Executive Life Insurance Plan
The Company provides an endorsement split-dollar benefit to certain officers and directors in connection with bank-owned life insurance maintained by the Bank. This benefit carries with officers and directors post-retirement. See “Summary Compensation Table” for a summary of the economic benefit received by Messrs. Tilley, Glass, DeBacker and Miller.
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2005 with respect to compensation plans under which the Company’s equity securities are authorized for issuance.

Number of Securities
Remaining Available
for Future Issuance
Under Equity
	Number of Securities	Weighted-Average	Compensation Plans
	to Be Issued Upon	Exercise Price of	(Excluding
	Exercise Of	Outstanding	Securities
	Outstanding Options,	Options, Warrants	Reflected in
Plan Category	Warrants and Rights	and Rights	Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	88,577	$21.32	286,833
Equity Compensation Plans Not Approved by Security Holders	—	—	N/A

Total	88,577	$21.32	286,833
COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
The Human Resource Committee of the Board of Directors serves as the Company’s Compensation Committee. The members of the Human Resource Committee are: William F. Barrett, Phillip Brothman, LaVerne G. Hall, Nancy W. Ware and Thomas H. Waring, Jr. None of the members of the Human Resource Committee is or has been an officer or employee of the Company or any of its subsidiaries. Mr. Brothman was a partner of the law firm of Hurst Brothman & Yusick, which, prior to February 2004, served as general counsel to the Company and received legal fees in exchange for such services, and is currently a partner of the law firm of Harris Beach PLLC, which, since February 2004, has served as general counsel to the Company and receives legal fees in exchange for such services. See “Certain Relationships and Related Transactions.”
During fiscal 2005, none of the Company’s executive officers served on the compensation committee (or equivalent) or the board of directors, of another entity whose executive officers served on the Human Resource Committee or the Company’s Board of Directors.

HUMAN RESOURCE COMMITTEE REPORT ON
EXECUTIVE COMPENSATION
The information contained in this Human Resource Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
The Human Resource Committee has the responsibility of reviewing the overall compensation policies for the employees of the Company, including the establishment of the compensation of Messrs. Tilley, Glass, DeBacker and Miller, the Named Executive Officers.
The Human Resource Committee uses a base salary/hourly rate and a bonus program to determine the compensation of the Named Executive Officers, as well as the other employees of the Bank.
The Human Resource Committee uses a system of salary grades and corresponding salary ranges to set base salary/hourly rates. Positions are assigned a salary grade on the basis of job descriptions and comparisons to benchmark positions in the industry. Annually, the Human Resource Committee participates in a number of salary surveys provided by or endorsed by various bank trade association groups. The surveys summarize compensation information on a national, regional and local basis, with data furnished based upon bank asset size and geographic region. In January of each year, Mr. Tilley presents recommendations to the Human Resource Committee to adjust the salary ranges of employees based upon this information, as well as recommended salary adjustments for the employees of the Bank, excluding himself. Compensation recommendations are determined based upon individual job performance, experience and position within the salary range. Mr. Tilley, as the President and Chief Executive Officer of the Company and the Bank, makes recommendations to the Human Resource Committee for the compensation levels of the other Named Executives, based upon the information described above. The Human Resource Committee determines annual adjustments to Mr. Tilley’s salary based upon the same approach.
Also, in January of each year, the Human Resource Committee establishes a bonus pool for the Bank’s employees for the previous fiscal year, based upon the financial performance of the Company and the Bank for the previous year, including such factors as operating results compared to the operating budget, net income, return on average assets, return on average equity, earnings per share, growth in loans, and growth in deposits. The Human Resource Committee, in January following a fiscal year’s conclusion, then determines what amount and allocation of the bonus pool pertaining to the prior fiscal year will be paid to each of Mr. Tilley and the Senior Vice Presidents, Mr. Glass and Mr. DeBacker, based upon its evaluation of each person’s performance and contributions to the financial results of the Company and the Bank for the prior year. The bonus for Mr. Miller was determined in accordance with provisions of his employment agreement, which terminated on December 31, 2005. The Bank management then allocates the remainder of the bonus pool among other employees of the Bank, based upon management’s evaluation of individual job performance and contributions to the Bank.
The Human Resource Committee considered the following factors in determining the base salary for 2005 for Mr. Tilley, President and Chief Executive Officer of the Company and of the Bank: the Company’s success in attaining its profit plan, as discussed above, and the level of compensation paid to the highest paid executive at the companies participating in selected industry surveys. Based on these factors, the Committee established Mr. Tilley’s base salary at $214,000, effective January 27, 2005, which is an increase of approximately 5.9% from his 2004 salary level of $202,000. This placed Mr. Tilley’s compensation within the average range of base salaries paid by those companies participating in selected industry surveys.

For 2005, Mr. Tilley was eligible to earn a cash bonus based on Company performance, as determined by the Human Resource Committee. For 2005, the Committee determined that, based on the Company’s performance, Mr. Tilley earned a bonus of $27,000, which represented 12.6% of his base salary for fiscal year 2005.
On September 20, 2005, Mr. Tilley was granted an option to purchase 2,500 shares of the Company’s common stock. That grant was made in accordance with the guidelines of the Company’s 1999 Stock Option and Long-Term Incentive Plan, as amended.
Human Resource Committee

Thomas H. Waring, Jr., Chairman	LaVerne G. Hall
William F. Barrett	Nancy W. Ware
Phillip Brothman
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Mr. Phillip Brothman, a director and Chairman of the Company’s Board of Directors, is a partner of the law firm of Harris Beach PLLC, with which his predecessor firm, Hurst Brothman & Yusick, merged in February 2004. Harris Beach PLLC serves as general counsel to the Company and receives legal fees from the Company in exchange for such services. Prior to February 2004, Hurst Brothman & Yusick served as general counsel to the Company and received legal fees in exchange for such services. The fees paid to Harris Beach PLLC amounted to less than 5% of the firm’s gross revenues for fiscal 2005.
ENB Insurance Agency, Inc., a subsidiary of the Bank, leases certain of its offices from Millpine Enterprises, a partnership of Robert G. Miller, Jr., a director of the Company and President of ENB Insurance Agency, Inc. and ENB Associates Inc., his father, and his brother. The total amount of payments in fiscal 2005 was $41,226, and the Company expects lease payments in fiscal 2006 to total a similar amount.
During January 2006, the Bank contracted with Skeels Consulting, Inc., a consulting corporation owned by the brother-in-law and sister-in-law to Company President and Chief Executive Officer James Tilley, to create a software database to allow the Bank to more readily access its customer information. The contract calls for $83,500 (not including travel and incidental expenses) in payment for such services, and should be concluded in fiscal 2006. During fiscal 2005, the Bank paid $26,167 to Skeels Consulting to evaluate the Bank’s readiness and capacity for a customer relationship management system.
The Bank has had, and in the future expects to have, banking and fiduciary transactions with Directors and Executive Officers of the Company and some of their affiliates. All such transactions have been in the ordinary course of business and on substantially the same terms (including interest rates and collateral on loans) as those prevailing at the time for comparable transactions with unrelated third parties, and do not involve more than a normal risk of collectibility or present other unfavorable features.
PERFORMANCE GRAPH
The information contained in the Performance Graph shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The following Performance Graph compares the Company’s cumulative total stockholder return on its common stock for a five-year period (December 31, 2000 to December 31, 2005) with the cumulative total return of the Nasdaq Bank Index and Nasdaq Market Index. The Company’s common stock began trading on the Nasdaq National Market on July 9, 2001. Prior to that date, the Company’s common stock was not traded on an exchange, and the price information used is based upon stock prices in private transactions as disclosed to the Company for the periods indicated. The comparison for each of the periods assumes that $100 was invested on December 31, 2000 in each of the Company’s common stock, the stocks included in the Nasdaq Bank Index and the stocks included in the Nasdaq Market Index, and that all dividends were reinvested without commissions. The Company data gives effect to all stock splits and stock dividends, including the most recent stock dividend paid to shareholders on December 7, 2005. This table does not forecast future performance of the Company’s common stock.

	Period Ended
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Evans Bancorp, Inc.	$100.00	$51.44	$68.55	$74.28	$84.83	$76.59

NASDAQ Bank Index	$100.00	$109.09	$111.02	$142.25	$157.60	$155.38

NASDAQ Market Index	$100.00	$79.71	$55.60	$83.60	$90.63	$92.62
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG EVANS BANCORP, INC.,
NASDAQ MARKET INDEX AND NASDAQ BANK INDEX
AUDIT COMMITTEE REPORT
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The charter of the Audit Committee of the Board of Directors specifies that the purpose of the Committee is to assist the Board of Directors in:
•	overseeing and ensuring the integrity of the Company’s financial statements,

•	overseeing the Company’s compliance with legal and regulatory requirements,

•	overseeing the independent auditors qualifications and independence,

•	overseeing the performance of the Companys internal audit function, and

•	overseeing the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.
The Audit Committee has reviewed and discussed with the Company’s management and KPMG LLP, the Company’s independent auditors, the audited consolidated financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the 2005 fiscal year. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.
The Audit Committee has received and reviewed the written disclosures and the communication from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with KPMG LLP its independence from the Company.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for its 2005 fiscal year for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee,

John R. O’Brien, Chairman
James E. Biddle, Jr.
Mary Catherine Militello
David M. Taylor
INDEPENDENT AUDITORS
The Audit Committee of the Board of Directors has appointed KPMG LLP as the Company’s independent auditors to conduct the audit of the Company’s books and records for the year ending December 31, 2006. KPMG LLP also served as the Company’s independent auditors for the year ended December 31, 2005. Representatives of that firm will be present at the Annual Meeting to respond to appropriate questions that may be raised, and they will have the opportunity to make a statement, if they so desire.
Fees Paid to KPMG LLP
The following table shows the fees that the Company paid or accrued for audit and other services provided by KPMG LLP for fiscal years 2005 and 2004. Audit fees consist of professional services rendered for the audit of the Company’s annual financial statements, review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q and services associated with SEC registration statements and other SEC filings. Audit-related services consist of audit-related work pertaining to the financial statement audits of the Company’s employee benefit plans. During fiscal 2004, the Company transitioned such employee benefit plan audit work to a firm other than KPMG LLP. Tax fees consist of tax advice and planning services.

During fiscal 2004 and 2005, the Company used a firm other than KPMG LLP for tax compliance services. No other fees were paid to KPMG LLP in fiscal 2005 or fiscal 2004.

	2005	2004
Audit Fees	$98,500	$89,200
Audit-Related Fees	—	3,000
Tax Fees	—	3,600
All Other Fees	—	—

Total	$98,500	$95,800
All Audit-Related Fees and Tax Fees and All Other Fees listed in the table above were approved by the Company’s Audit Committee.
The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence and has concluded that such services did not impair KPMG LLP’s independence.
The Audit Committee adopted a formal pre-approval policy for fiscal year 2005. This policy details the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee, and the cost limits for those services. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Also, any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.
OTHER MATTERS
The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by directors, officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.
The Board of Directors knows of no other matters to be presented for shareholder action at the meeting. However, if other matters do properly come before the meeting or any adjournments thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.
SHAREHOLDER PROPOSALS FOR 2007
ANNUAL MEETING OF SHAREHOLDERS
Requirements for Shareholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials. Shareholders of the Company may submit proposals on matters appropriate for shareholder action at meetings of shareholders in accordance with Rule 14a-8(e) promulgated under the Securities Exchange Act of 1934. For such proposals to be included in the Company’s proxy materials relating to its 2007 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8(e) must be satisfied and such proposals must be received by the Company no later than December 4, 2006. Such proposals should be delivered to the Secretary, Evans Bancorp, Inc., 14-16 North Main Street, Angola, New York 14006.
Requirements for Shareholder Proposals to be Brought Before the Annual Meeting. Except in the case of proposals made in accordance with Rule 14a-8(e) and for shareholder nominations to the Board of Directors, which are governed by the procedures for director nominations by shareholders contained in the Company’s By-Laws, for proposals to be considered at an Annual Meeting, the shareholder must have given timely notice thereof in writing to the Secretary of the Company not less than 45 days prior to the anniversary of the date on which the Company first mailed its proxy materials for its immediately preceding Annual Meeting of shareholders (as specified in the Company’s proxy materials for its immediately preceding Annual Meeting of shareholders). To be timely for the 2007 Annual Meeting, a shareholder’s notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company by February 17, 2007. A shareholder’s notice to the Secretary must set forth, as to each matter the shareholder proposes to bring before the Annual Meeting, the information required by the Company’s By-Laws.
In addition, the proxy solicited by the Board of Directors for the 2007 Annual Meeting of Shareholders will confer discretionary authority to vote on (i) any proposal presented by a shareholder at that meeting for which the Company has not been provided with notice prior to February 17, 2007 and (ii) on any other proposal (notwithstanding timely notice) made in accordance with the Company’s By-Laws, if the 2006 proxy statement briefly describes the matter and how management will direct the proxy holders to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.
A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (without exhibits) is being distributed with this Proxy Statement. The Annual Report on Form 10-K is also available, without charge, by writing or telephoning Michelle A. Baumgarden, Evans Bancorp, Inc., One Grimsby Drive, Hamburg, NY 14075, (716) 926-2000. In addition, the Annual Report on Form 10-K (with exhibits) is available at the SEC’s website (www.sec.gov) and the Company’s website (www.evansbancorp.com).

By Order of the Board of Directors,

EVANS BANCORP, INC.
James E. Biddle, Jr.
Secretary
Angola, New York
April 3, 2006

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees for a three year term as director.

	For	Withhold
01 - LaVeme G. Hall	☐	☐
02 - Robert G. Miller, Jr.	☐	☐

	For	Withhold
03 - John R. O’Brien	☐	☐
04 - James Tilley	☐	☐

Each of the Proxies is authorized to vote, in his/her discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR each nominee set forth above and with discretionary authority on such other matters as may properly come before the meeting or any adjournment thereof.

B	Attendance at Annual Meeting
Please mark box at the right if you will be attending the Annual Meeting     ☐
Due to limited seating, we will not be able to accommodate guests of our shareholders at the meeting, and must limit attendance to Shareholders Only.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. When shares are held by joint tenants both are required to sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name for and by its President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

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Proxy - Evans Bancorp, Inc.

PROXY FOR THE EIGHTEENTH ANNUAL MEETING OF SHAREHOLDERS

Evans Bancorp, Inc.
14-16 North Main Street
Angola, NY 14006

This Proxy is Solicited on Behalf of The Board of Directors of Evans Bancorp, Inc

The undersigned hereby appoints David M. Taylor and Nancy W. Ware as Proxies, each with the power to appoint his/her substitute, and hereby authorizes said proxies, or any one of them, to represent and to vote all of the shares of Common Stock of Evans Bancorp, Inc. Which the undersigned may be entitled to vote at the Eighteenth Annual Meeting of Shareholders to be held on April 27, 2006 and any adjournments thereof.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.